UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2013

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 16, 2013, ITC Holdings Corp. (“ITC”) held a special meeting of its shareholders in connection with that certain Merger Agreement, dated December 4, 2011, among Entergy Corporation, Mid South TransCo LLC (“TransCo”), ITC and ITC Midsouth LLC (“Merger Sub”), as amended by Amendment No. 1 to the Merger Agreement, dated September 21, 2012, and by Amendment No. 2 to the Merger Agreement, dated January 28, 2013, (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into TransCo, with TransCo surviving as a wholly owned subsidiary of ITC (the “Merger”). At the special meeting, the following proposals were submitted to a vote of shareholders: (1) to approve the Merger Agreement (the “Merger Proposal”), (2) to approve an amendment to the Amended and Restated Articles of Incorporation of ITC to increase the number of authorized shares of ITC common stock from 100,000,000 to 300,000,000 (the “Amendment of Articles of Incorporation Proposal”), (3) to approve the issuance of ITC common stock pursuant to the Merger Agreement (the “Stock Issuance Proposal”), (4) to approve, by non-binding advisory vote, certain compensation arrangements for the ITC’s named executive officers in connection with the Merger contemplated by the Merger Agreement (the “Merger-Related Executive Compensation Proposal”) and (5) to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the Merger Proposal, the Amendment of Articles of Incorporation Proposal and the Stock Issuance Proposal (the “Adjournment Proposal”).

Each of the foregoing proposals is described in detail in the definitive proxy statement/prospectus filed by ITC with the Securities and Exchange Commission on February 27, 2013.

There were 52,272,984 shares entitled to vote at the meeting and a total of 45,562,566 shares were represented at the meeting. For each of the foregoing proposals, a quorum was present for the purpose of the vote. ITC’s shareholders approved each of the Merger Proposal, the Amendment of Articles of Incorporation Proposal, the Stock the Issuance Proposal, the Merger-Related Executive Compensation Proposal and the Adjournment Proposal. The following is a summary of the voting results for each proposal:

Proposal 1. — Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,467,541	41,121	53,904	0

Proposal 2. — Amendment of Articles of Incorporation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,307,481	213,872	41,213	0

Proposal 3. — Stock Issuance Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,424,427	98,066	40,073	0

Proposal 4. — Merger-Related Executive Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,490,337	17,435,267	4,636,961	0

Proposal 5. — Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,951,740	1,499,669	111,157	0

Item 8.01.             Other Events.

On April 16, 2013, ITC issued a press release announcing the results of its special meeting of shareholders held on April 16, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	ITC Holdings Corp. Press Release, dated April 16, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 16, 2013

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky
Daniel J. Oginsky
Its:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	ITC Holdings Corp. Press Release, dated April 16, 2013